                                 SCHEDULE 14A

                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     TECHNICAL COMMUNICATIONS CORPORATION
                     ------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

--------------------
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                      TECHNICAL COMMUNICATIONS CORPORATION

                    Notice of Annual Meeting of Stockholders
                          To Be Held February 12, 2001

To our Stockholders:

   Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Meeting") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), will be held at: The Hartwell House, 94 Hartwell Avenue, Lexington, Massachusetts, at 10:00 a.m., on Monday, February 12, 2001:

  1. To elect one (1) Class I Director named herein, to serve for a term of three (3) years or until his successor has been duly elected and qualified;

  2. To ratify the selection of the firm of Grant Thornton LLP as auditors for the Company for the fiscal year ending Saturday, September 29, 2001; and

  3. To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments thereof.

   Only stockholders of record on the books of the Company at the close of business on December 15, 2000, are entitled to notice of and to vote at the Meeting.

   Whether or not you expect to attend the Meeting, please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

   All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,

                                          Edward E. Hicks, Clerk

Concord, Massachusetts
January 8, 2001

   It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                      TECHNICAL COMMUNICATIONS CORPORATION

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                               February 12, 2001

   Proxies enclosed with this proxy statement are solicited by and on behalf of the Board of Directors (the "Board of Directors") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at: The Hartwell House, 94 Hartwell Avenue, Lexington, Massachusetts, at 10:00 a.m., on Monday, February 12, 2001, and at any adjournments thereof.

Shares Outstanding and Voting Procedures

   Only holders of record of outstanding shares of the Company's Common Stock as of the close of business on December 15, 2000, are entitled to notice of and to vote at the Meeting.

   As of December 15, 2000, there were 1,308,291 shares of the Company's Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.

   If the enclosed proxy is properly marked, signed, and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented by proxy will be voted in accordance with the instructions marked thereon. The proxy is in ballot form so that a specification may be made: (i) to grant or withhold authority to vote for the election of Directors, and (ii) to vote for or against, or abstain from voting on, the ratification of the firm of Grant Thornton LLP as the Company's auditors. SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THE PROXY. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Clerk of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting.

   The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

   It is expected that this proxy statement and the accompanying proxy, and an Annual Report to Stockholders, containing financial statements for the fiscal year ended September 30, 2000, will be mailed to stockholders on or about January 8, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table shows, as of December 15, 2000, the ownership of common stock of the Company by any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock outstanding and entitled to vote as of such date.

                                               Beneficial Ownership  Percent of
Name and Address                               (Number of Shares)(1) Class (1)
----------------                               --------------------- ----------
Royce & Associates, Inc. .....................      106,700(2)          8.2%(2)
 c/o Charles M. Royce
 1414 Avenue of the Americas
 New York, NY 10019

--------
(1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Information with respect to beneficial ownership is based upon information furnished by each stockholder to the Company directly or to the Securities and Exchange Commission ("SEC").
(2) The nature of ownership of Royce & Associates, Inc. ("Royce") as set forth herein is based upon their Schedule 13G filed on February 1, 2000, with the SEC. Royce in its capacity as investment advisor may be deemed the beneficial owner of the 106,700 shares indicated in the above table, which shares are owned by numerous clients of Royce. Mr. Royce disclaims beneficial ownership of the 106,700 shares owned by Royce.

                            I. ELECTION OF DIRECTORS

 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION AS
                    DIRECTORS OF THE NOMINEES LISTED BELOW.

A. Number of and Nominees for Directors

   It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as a Class I Director, Mr. Mitchell B. Briskin. This nominee for director will be elected to hold office until the 2004 Annual Meeting of Stockholders, or until his successor is duly elected and qualified. The Board of Directors knows of no reason why such nominee should be unable or unwilling to serve, but, if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number. Mr. Briskin is currently a director of the Company, and has been a director since 1998.

   The following table sets forth the year each current director first became a director, the position currently held by each director with the Company, their principal occupation during the past five years, any other directorships held by such person in any company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended, and their age. The terms of the Class II Directors expire at the 2002 Annual Meeting of Stockholders; the terms of the Class III Directors expire at the 2003 Annual Meeting of Stockholders; and the terms of the Class I Directors expire at the 2004 Annual Meeting of Stockholders. The following table is as of December 15, 2000.

                                                                 Amount and Nature
                                                                   of Beneficial    Percent
  Name and Year First      Positions and Offices with the            Ownership         of
 Became a Director (1)                Company               Age  (# of shares)(1)   Class(1)
 ---------------------     ------------------------------   ---  -----------------  --------
M. Mahmud Awan (2) ..... Director, Chairman of the Board     49         45,341  (3)    3.0%
1998-- Class I Director
Mitchell B. Briskin      Director                            41          4,635  (5)    *
(4).....................
1998--Class I Director
David A. B. Brown (6)... Director                            57          5,718  (7)    *
1998--Class II Director
Robert T. Lessard (8)... Director                            60          6,136  (9)    *
1997--Class II Director
Carl H. Guild, Jr.       Director, Vice Chairman of the      56        163,886 (11)   11.0%
(10).................... Board,
1997--Class III Director Chief Executive Officer and
                         President
Donald Lake (12)........ Director                            56          4,635 (13)    *
1998-- Class III
 Director
Thomas E. Peoples (14).. Director                            52          5,185 (15)    *
1998-- Class III
 Director
Non-Director Officers
John I. Gill (16)....... Executive Vice President            61         23,051 (17)    1.5%
Michael P. Malone (18).. Chief Financial Officer,            41          7,002 (19)    *
                         Treasurer and Assistant Clerk
All directors, director                                                265,589 (20)   17.8%
nominees and officers as
a group (9 persons)..

--------
*    Less than one percent (1%) of the outstanding common stock.
(1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment powers with respect to the shares set forth opposite such person's name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned plus shares that may be acquired by such person or group within sixty days of December 15, 2000, upon the exercise of stock options. Unless otherwise indicated herein, none of the persons named in this table is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. None of the persons named in the table, nor any of their respective associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Except as otherwise described herein, none of the persons named in this table own any security of the Company of record but not beneficially. The address of Messrs. Awan, Briskin, Brown, Lessard, Guild, Lake, Peoples, Gill, and Malone is: c/o Technical Communications Corporation, 100 Domino Drive, Concord, Massachusetts 01742.

(2) Dr. Awan joined the Board of Directors and became Chairman of the Board on November 19, 1998, following settlement of shareholder litigation (the "Litigation") initiated by Dr. Awan and Philip A. Phalon, a former director of the Company, which had been pending in Middlesex County, Massachusetts Superior Court since February, 1998. Dr. Awan has served as Chairman and Chief Executive Officer of TechMan International Corporation ("Techman"), a privately held manufacturer of fiber optic medical devices and communication systems, since 1982. Dr. Awan is not standing for reelection this year.
(3) Includes 37,278 shares owned by TechMan, which is wholly owned by Dr. Awan, and 2,000 shares issuable upon the exercise of vested stock options.
(4) Mr. Briskin is a principal of Stonebridge Associates, an investment bank, and has been in that position since 1999. Mr. Briskin was formerly a principal at Concord Investment Partners from 1995 to 1999. From 1990 to 1995, Mr. Briskin was General Manager at General Chemical Corporation. Previously, he was a lawyer with Patterson, Belknap, Webb & Tyler in New York City.
(5) Includes an aggregate of 2,278 shares issuable upon the exercise of various vested stock options.
(6) Mr. Brown joined the Board of Directors on November 19, 1998, filling a vacancy created by the resignation of Herbert A. Lerner. Since 1984, Mr. Brown has been the President of The Windsor Group, Inc., a business consulting firm focused on the oil industry and international operations.
(7) Includes an aggregate of 2,000 shares issuable upon the exercise of various vested stock options.
(8) Mr. Lessard was employed in a variety of management positions from 1966 through December 1996, at the U.S. National Security Agency ("NSA"), Department of Defense. During his final two years at NSA, Mr. Lessard was the Group Chief in the Operations Directorate, and was responsible for communications and cryptographic technology. Since his retirement in December 1996, he has represented the Director of the National Security Agency on several special projects.
(9) Includes an aggregate of 2,945 shares issuable upon the exercise of various vested stock options.
(10) In conjunction with the settlement of the Litigation reached by the Company on November 19, 1998 and the appointment of Dr. Awan as Chairman of the Board, Mr. Guild was named to the new position of Vice Chairman of the Board on the same date. Mr. Guild had served as Chairman of the Board and Chief Executive Officer of the Company from February 13, 1998 until November 19, 1998; he continues to serve as Chief Executive Officer and President. Mr. Guild was elected to the Board on May 1, 1997 and had been an independent consultant to the Company from that time until February 13, 1998. From 1993 to 1997, he was a Senior Vice President with Raytheon Engineers and Constructors, Inc., a unit of Raytheon Company. Mr. Guild serves as President and Chief Executive Officer of the Company pursuant to an Employment Agreement with the Company previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ending October 3, 1998.
(11) Includes an aggregate of 161,215 shares issuable upon the exercise of various stock options that have vested.
(12) Mr. Lake has been a financial consultant focusing on international financial operations related to intelligence and law enforcement activities to various government agencies since 1991. Before initiating his consulting practice, Mr. Lake served as Director of the International Banking Services Division of the American Security Bank in Washington, D.C.
(13) Includes an aggregate of 2,278 shares issuable upon the exercise of various vested stock options.
(14) Since October 1, 1999, Mr. Peoples has served as Senior Vice President of Gencorp, Inc., a publicly held manufacturer of automotive, polymer, aerospace and defense products. From 1992 to September 30, 1999, Mr. Peoples was the Vice President for International and Washington Operations of Aerojet, a privately held aerospace and defense contractor. Prior to 1992, Mr. Peoples served as Manager of Business Development for Smart Munitions Programs at Raytheon Company.
(15) Includes an aggregate of 2,278 shares issuable upon exercise of various vested stock options.

(16) Mr. Gill, Executive Vice President since 1995, has been employed by the Company since August, 1983. He was Vice President of Manufacturing and Technical Operations from 1989 to 1995.
(17) Includes an aggregate of 3,500 shares issuable upon exercise of various vested stock options.
(18) Mr. Malone joined the Company in 1998 as Chief Financial Officer. From 1997 to 1998 he was the Controller at Vasca, Inc., a privately held medical device company. Prior to 1997, Mr. Malone was with Zoll Medical Corporation, a publicly-traded medical device company, for five years as its Controller and Treasurer.
(19) Includes an aggregate of 4,500 shares issuable upon the exercise of various vested stock options.
(20) Includes an aggregate of 182,994 shares of common stock issuable upon the exercise of vested stock options.

   A quorum being present, the affirmative vote of the holders of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting is required to elect each director. Thus, abstention or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

B. Meetings of the Board of Directors and Committees

   The Board of Directors held four meetings during the twelve months ended September 30, 2000. Each of the directors attended 100% (except Thomas Peoples, who was unable to attend the May board meeting) of the aggregate of
(a) the total number of meetings of the Board of Directors he was eligible to attend and (b) the total number of meetings of all committees of the Board of Directors on which he served which were held during fiscal year 2000. In addition, the Board of directors took the following actions via Unanimous Written Consent: (1) On June 5, 2000, the Board of Directors appointed Grant Thornton LLP as independent auditors for the Company; and (2) on July 17, 2000, the Board of Directors adopted various borrowing resolutions regarding Coast Business Credit, a division of Southern Pacific Bank.

   The Audit Committee of the Board, of which Messrs. Briskin, Brown, and Lake are members, held four meetings during fiscal year 2000. The Audit Committee oversees the accounting and tax functions of the Company, recommends to the Board the engagement of independent auditors for the year subject to approval by the stockholders of the Company, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the Company and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the Company's system of internal controls and its accounting and reporting practices.

   The Compensation Committee of the Board, of which Messrs. Lessard and Awan are members, held one meeting during fiscal year 2000. The Compensation Committee reviews and recommends to the Board compensation for the President, the Chairman of the Board and outside directors. It also reviews and recommends the adoption, amendment and implementation of incentive compensation plans, stock option plans, and other employee benefit plans and programs for the Company and officers and directors of the Company.

   During fiscal year 2000, the Company did not have a Nominating Committee or an Operations Committee.

C. Compensation of Directors

   Directors who are not regular employees of the Company received a fee of $1,200 for each meeting of the Board of Directors they attended during fiscal year 2000 and 1999. In addition, each outside director is authorized to receive an annual retainer of $2,800, paid in arrears in quarterly increments of $700. During fiscal year 2000 and 1999, outside directors also received a fee of $500 for each meeting of a committee of the Board of Directors they attended.

   At the 2000 Annual Meeting of the Board of Directors on February 7, 2000, the Company granted 1,000 immediately exercisable stock options to each of the seven (7) directors, with a term of five (5) years from the date of grant, at an exercise price of $5.10 per share. In addition, a total of 3,500 shares of common stock were granted to the seven (7) directors at a price per share of $6.00. The directors also elected to receive Company stock in lieu of cash compensation for their directors' fees on November 8, 1999, and August 3, 2000. They were each granted 585 shares on November 18, 1999, at the fair-market-value on that day of $3.25 per share, and 633 shares on August 3, 2000, at the fair market value on that day of $3.00 per share.

D. Certain Relationships and Related Transactions

   Edward E. Hicks, Esq., the Company's Secretary and Clerk, is a member of a law firm that provides legal services to the Company.

   On November 19, 1998, the Company settled the Litigation described in Note 2 in Section I.C, above. Pursuant to such settlement, the Company, Arnold M. McCalmont, Herbert A. Lerner, Robert T. Lessard, Carl H. Guild, Jr., Mitchell
B. Briskin, Donald Lake, and Thomas E. Peoples entered into a settlement agreement with M. Mahmud Awan and Philip A. Phalon. The settlement agreement and standstill agreement set forth mutual full releases as to the litigation and also include provisions requiring, among other things: (i) the Company to reimburse the former proxy contestants' expenses in payments aggregating $395,000; (ii) the dissolution of the Awan/ Phalon group created to facilitate the proxy contest; and (iii) the former proxy contestants to abide by certain standstill provisions until October 1, 2000.

   On June 27, 1995, the Company invested $250,800 for a minority interest in Series B Preferred Stock of Net2Net Corporation, then a privately held company that developed high performance management and analysis systems for Asynchronous Transfer Mode ("ATM") networks. On May 15, 1998, Visual Networks, Inc. ("Visual"), a public company, merged with and into Net2Net. Under the terms of the merger, all outstanding shares of Net2Net were exchanged for an aggregate of 2,250,000 shares of Visual common stock. During fiscal 1999, the Company sold its holdings in Visual for the sum of $1,401,972, excluding expenses.

   Net2Net's President was Stephen McCalmont, son of Arnold M. McCalmont, a former director and former Chairman of Technical Communications Corporation, and brother of James A. McCalmont, another former director of the Company. Both of these gentlemen, in addition to Herbert A. Lerner, a former director, Chief Financial Officer and Treasurer of the Company, were also investors in Net2Net Corporation.

   No director or executive officer is related to any other director or executive officer by blood or marriage.

E. Audit Committee Report

   The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. In fulfilling its oversight responsibilities regarding the audit process, the Audit Committee: (i) reviewed and discussed the Fiscal Year 2000 audited financial statements with management of the Company; (ii) discussed with the independent auditors, Grant Thornton, LLP, the matters required to be discussed by Statement on Accounting Standards No. 61; and (iii) reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence. Based upon the review and discussions referred to above, the Audit Committee recommended that the audited financial statements for the year ended September 30, 2000, be included in the Company's Annual Report on Form 10-K. Messrs. Briskin, Brown, and Lake are the current members of the

Audit Committee, and are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The foregoing report has been furnished by the current members of the Audit Committee, Messrs. Briskin, Brown, and Lake.

F. Executive Compensation and Other Information

                           SUMMARY COMPENSATION TABLE

Compensation

   The following tables set forth certain summary information concerning compensation paid or accrued by the Company during the past three fiscal years to its Chief Executive Officer and the other executive officers of the Company whose annual compensation during fiscal year 2000 exceeded $100,000 (hereafter referred to as the "named executive officers"):

                                                                   All Other
  Name and Principal Position     Fiscal Year  Salary   Bonus     Compensation
  ---------------------------     ----------- -------- -------    ------------
John I. Gill.....................    2000     $126,583 $   --       $  1,133(1)
 Executive Vice President            1999     $119,745 $19,700(2)   $  1,797(1)
                                     1998     $118,591 $   --       $  1,493(1)

Carl H. Guild, Jr. (3)...........    2000     $195,720 $   --       $  9,198(4)
 Chief Executive Officer             1999     $199,680 $   --       $  4,814(5)
 and President                       1998     $126,548 $   --       $125,502(6)

Michael P. Malone (7)............    2000     $106,734 $   --       $  1,601(8)
 Chief Financial Officer,            1999     $ 84,349 $   --       $  1,118(8)
 Treasurer, Assistant Clerk

--------
(1) Represents the Company's 25% match on the first 6% of Mr. Gill's 2000, 1999, and 1998 fiscal year 401(k) contributions.
(2)  For services rendered in fiscal year 1998.
(3) Prior to his employment as Chief Executive Officer of the Company and his election as Chairman of the Board on February 13, 1998, Mr. Guild had been an independent consultant to the Company and a Director since May 1, 1997.
(4) Includes income realized upon receipt of Company stock in the amount of $6,800 as a result of grants on November 18, 1999, February 7, 2000, and August 3, 2000, and $2,398 representing the Company's 25% match on the first 6% of Mr. Guild's 2000 fiscal year 401(k) contribution.
(5) Includes income realized upon receipt of Company stock of $2,000 as a result of a grant by the Company's Board of Directors, and $2,814 representing the Company's 25% match on the first 6% of Mr. Guild's 1999 fiscal year 401(k) contribution.
(6) Includes consultant's fees and expenses of $109,689 related to work performed in fiscal year 1997 and paid in fiscal year 1998, as well as work performed prior to February 13, 1998 and paid in fiscal year 1998. The total also includes director's fees of $11,300 from the beginning of fiscal year 1998 until February 13, 1998, income realized upon receipt of Company stock of $3,015 as a result of the Company's August 14, 1998 grant of stock to members of its Board of Directors and $1,498 for the Company's 25% match on the first 6% of Mr. Guild's 1998 fiscal year 401(k) contribution.
(7)  Mr. Malone joined the Company during fiscal year 1999.
(8) Represents the Company's 25% match on the first 6% of Mr. Malone's 2000 and 1999 fiscal year 401(k) contributions.

Stock Options

   Set forth below is an Option/SAR Grants table concerning individual grants of stock options and SARs made during fiscal year 2000 to each of the named executive officers.

                     Options/SAR Grants in Fiscal Year 2000

                             Number of   Percent of Total
                             Securities    Options/SARs
                             Underlying     Granted to    Exercise or
                            Options/SARs Employees in FY  Base Price  Expiration
Name                          Granted        2000(1)        ($/sh)       Date
----                        ------------ ---------------- ----------- ----------
John I. Gill...............   5,000(2)        18.5%          $7.13     01/24/10
Carl H. Guild, Jr..........   1,000(3)         3.7%          $5.10     02/07/05

--------
(1) In fiscal year 2000, options to purchase a total of 27,000 shares of the Company's Common Stock were granted to employees of the Company.
(2) Common Stock options granted to Mr. Gill under the 1991 Plan on January 24, 2000. These options are exercisable as follows: 20 percent per year over a five-year period.
(3) Common Stock options granted to Mr. Guild under the 1991 Plan on February 7, 2000. These options are immediately exercisable.

   Set forth below is a table concerning each exercise of stock options (or tandem SARs) and freestanding SARs during fiscal year 2000 by each of the named executive officers, and the September 30, 2000 value of unexercised options and SARs.

   Aggregated Option/SAR Exercises for Fiscal Year Ended September 30, 2000,
                       and Fiscal Year Option/SAR Values

                                                                           Value of Unexercised In-
                                                 Number of Unexercised       the-Money Options at
                                              Options at Fiscal Year-End      Fiscal Year-End(1)
                                              ---------------------------- -------------------------
                           Shares
                          Acquired    Value                       Not                       Not
Name                     on Exercise Realized  Exercisable    Exercisable  Exercisable  Exercisable
----                     ----------- -------- -------------  ------------- ------------ ------------
John I. Gill............     --        --          1,000(2)       4,000(3)         --           --
Carl H. Guild, Jr.......     --        --        145,945(4)      18,000(5)         --           --
Michael P. Malone.......     --        --          2,000(6)       3,000(7)         --           --

--------
(1) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the exercise price of the option. Value is based on the difference between the option exercise price and the fair market value at September 30, 2000 ($2.75 per share) multiplied by the number of shares underlying the in-the-money portion of the option.
(2) This represents exercisable grants of options as follows: (i) 1,000 shares granted on January 24, 2000, exercisable at $7.13 per share.
(3) This represents unexercisable grants of options under the 1991 Plan to buy 4,000 shares, granted on January 24, 2000, at 1,000 shares each on January 24, 2002, January 24, 2003, January 24, 2004, and January 24, 2005,
    respectively, at an exercise price of $7.13 per share.
(4) This represents exercisable grants of options under the 1991 Plan to buy 12,000 shares granted on May 1, 1997, at the following exercise dates and prices: (i) 4,000 shares on May 1, 1998, at an exercise price of

   $8.875 per share (ii) 4,000 shares on May 1, 1999, at an exercise price of $9.76 per share (iii) 4,000 shares on May 1, 2000, at an exercise price of $10.74 per share; 40,000 shares granted on February 16, 1998, at the following exercise dates and prices: (i) 20,000 shares on February 16, 1998, at an exercise price of $5.000 per share: (ii) 10,000 shares on February 16, 1999, at $6.05 per share; and (iii) 10,000 shares on February 16, 2000, at an exercise price of $5.50; 945 shares granted on August 14, 1998, at an exercise price of $5.42 per share; 100,000 shares granted on November 18, 1998, at an exercise price of $4.00 per share; 1,000 shares granted on February 8, 1999, at an exercise price of $3.40 per share and 1,000 shares granted on February 7, 2000, at an exercise price of $5.10 per share.
(5) This represents unexercisable grants of options under the 1991 Plan to buy 8,000 shares granted on May 1, 1997, at the following exercise dates and prices (i) 4,000 shares on May 1, 2001, at an exercise price of $11.81 per share and (ii) 4,000 shares on May 1, 2002, at an exercise price of $12.99 per share. This also represents unexercisable grants of options under the 1991 Plan to buy 10,000 shares granted on February 16, 1998, which vest on February 16, 2001 at $6.66 per share
(6) This represents exercisable grants of options as follows: (i) 2,000 shares granted on November 30, 1998, exercisable at $4.00 per share.
(7) This represents unexercisable options under the 1991 Plan to buy 3,000 shares, granted on November 30, 1998, at 1,000 shares each on November 30, 2001, November 30, 2002, and November 30, 2003, respectively, at an exercise price of $4.00 per share.

 Compliance with Section 16(a) of the Securities Exchange Act
   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

   Based solely on the Company's review of the copies of such forms received and written representations from certain reporting persons that they were not required to file, the Company believes that during fiscal year 2000, its executive officers, directors, and greater-than-ten-percent stockholders complied with all applicable Section 16(a) filing requirements, with the exception of a late Form 4 filing by the Company's Chairman, Dr. M. Mahmud Awan, and a late Form 4 filing by the Company's Executive Vice President, John
I. Gill.

                   II. RATIFICATION OF SELECTION OF AUDITORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                  SELECTION OF GRANT THORNTON LLP AS AUDITORS.

   The Board of Directors has selected the firm of Grant Thornton LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 29, 2001. A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on the appointment of the auditors shall be required for approval. Thus, abstentions or broker non-votes will not be included in the totals, and will have no effect on the outcome of the vote.

   It is expected that a member of the firm of Grant Thornton LLP will be present at the Meeting and will be available to respond to appropriate questions.

                               III. OTHER MATTERS

   The Board of Directors of the Company is not aware of any matter, other than those described above, that may come before the Meeting. However, if any matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

                           PROPOSALS OF STOCKHOLDERS

   It is currently contemplated that the 2002 Annual Meeting of Stockholders will be held on February 11, 2002. Proposals of stockholders intended to be present at that annual meeting of stockholders must be received by the Company at its principal executive offices no later than September 3, 2001, for inclusion in the Proxy Statement and Form of Proxy relating to that meeting, and must comply with the applicable requirements of federal securities laws. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                           EXPENSES AND SOLICITATION

   The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be personally made by directors, officers, and regular employees of the Company, by telephone, telegraph, or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and their custodians, nominees, and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

                             ADDITIONAL INFORMATION

   The Company will provide, without charge to each stockholder entitled to a vote at the Meeting, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ending September 30, 2000. A request for copies of such report should be addressed to the Company at 100 Domino Drive, Concord, Massachusetts 01742, Attention: Investor Relations.

                      TECHNICAL COMMUNICATIONS CORPORATION
                                100 Domino Drive
                       Concord, Massachusetts 01742-2892
                           Telephone: (978) 287-5100

                                   NOTICE OF

                                 ANNUAL MEETING

                              OF STOCKHOLDERS AND

                                PROXY STATEMENT

                                      2001
                                 Annual Meeting
                                of Stockholders

                               February 12, 2001

                                                                       EXHIBIT A

                                    CHARTER
                                     of the
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE

   The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

  1. Reviewing the financial reports and other financial information provided by the Corporation to any government body or the public;

  2. Reviewing the Corporation's system of internal controls regarding finance and accounting;

  3. Reviewing the Corporation's auditing, accounting and financial reporting processes;

  4. Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

  5. Reviewing and appraising the audit efforts of the Corporation's independent accountants;

  6. Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

   The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of the Charter.

II. COMPOSITION

   The Audit Committee shall be comprised of three directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee.

   Examples of such relationships might include:

  . A director being employed by the Corporation or any of its affiliates for the current year or any of the past five years;

  . A director accepting any compensation from the Corporation or any if its affiliates other than compensation for Board service or benefits under a tax-qualified retirement plan;

  . A director being a member of the immediate family of an individual who is, or has been in any of the past five years, employed by the Corporation or any of its affiliates as an executive officer;

  . A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments that are or have been significant to the Corporation or business organization in any of the past five years;

  . A director being employed as an executive of another company where any of the Corporation's executives serves on that company's Compensation Committee.

   A director who has one or more of these relationships may be appointed to the Audit Committee of the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

   All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

   The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve on the Committee for a term of one year or until the Board appoints a successor. A Chair shall be appointed by the Board.

III. MEETINGS

   The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The purpose of the two scheduled meetings of the Audit Committee is to review and approve the annual financial results of the Corporation prior to release and to review and approve the scope of the annual audit to be performed by the Corporation's independent accountants. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of theses groups believe should be discussed privately. In addition, the Committee or at least its Chair should confer with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.3 below.

IV. Responsibilities and Duties

   To fulfill its responsibilities and duties the Audit Committee shall:

Document / Reports Review

   1. Review and update this Charter periodically, as conditions dictate.

   2. Review the organization's annual financial statements and any other reports or other financial information submitted to any government body or the public, including any certification, report, opinion or review rendered by the independent accountants.

   3. Review with financial management and the independent accountants each 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

   4. Review with independent accountants the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to the Board of Directors for any changes that seem appropriate.

   5. Prepare the minutes of each meeting and distribute to all members of the Board of Directors. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

Independent Accountants

   6. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

   7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

   8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Process

   9. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

   10. Consider the independent accountant's judgements about the appropriateness of the Corporation's accounting principles as applied in its financial reporting.

   11. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

   12. Establish regular and separate systems of reporting to the Audit Committee by management and independent accountants regarding any significant judgements made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

   13. Following completion of the annual audit, review separately with management and the independent accounts any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

   14. Review any significant disagreement among management and the independent accountants in connection with the preparation of financial statements.

   15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

                     TECHNICAL COMMUNICATIONS CORPORATION
                   Proxy for Annual Meeting of Stockholders
                               February 12, 2001

The undersigned hereby appoints CARL H. GUILD, JR. and EDWARD E. HICKS, or either of them, the action of both of them voting to be controlling attorneys of the undersigned, with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in TECHNICAL COMMUNICATIONS CORPORATION at the Annual Meeting of Stockholders to be held at 10:00 a.m. on February 12, 2001 and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR items 1 and 2.

Please vote, date and sign on the reverse side, and promptly return in the enclosed envelope.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED AND IF NO CHOICE IS INDICATED IT WILL BE VOTED FOR ITEMS 1 AND 2.

                        (TO BE SIGNED ON REVERSE SIDE)

               Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.

                               WITHHOLD   The Board of Directors recommends
                  FOR          from the   you vote FOR the election of the
              the nominee(s)  nominee(s)  nominee listed below:
1. Election       [ ]             [ ]
   of                                     Nominee:   Michael B. Briskin    The Board of Directors recommends that you vote
   director:                                                               FOR the ratification of Grant Thornton LLP.
                                                                                                             FOR  AGAINST  ABSTAIN
                                                                           2. To ratify the selection of     [ ]    [ ]      [ ]
                                                                              the firm of Grant Thornton
                                                                              LLP as the Company's auditors.

                                                                           3. In their discretion, the proxies are authorized to
                                                                              vote upon such other business as may properly come
                                                                              before the meeting.

                                                                            Please vote, date and sign below, and promptly return
                                                                            in the enclosed envelope.


(Signature)                                               (Signature)                                        Date:
           ----------------------------------------------            ---------------------------------------      -----------------
NOTE: Please sign exactly as the name appears stencilled on this Proxy. When signing as attorney, executors, administrators, trustee or guardian, please set forth your full title. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.